KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Variable Annuity Separate Account
Kansas City Life Variable Life Separate Account

Supplement dated August 17, 2018 to the Prospectuses dated May 1, 2018 for the

Century II Variable Annuity Contract
Century II Affinity Variable Annuity Contract
Century II Freedom Variable Annuity Contract
Century II Single Premium Affinity Variable Annuity Contract
Century II Variable Universal Life Insurance Contract
Century II Alliance Variable Universal Life Insurance Contract
Century II Survivorship Variable Universal Life Insurance Contract
Century II Heritage Survivorship Variable Universal Life Insurance Contract
Century II Accumulator Variable Universal Life Insurance Contract

Kansas City Life has been informed that on August 3, 2018, the shareholders of Federated Managed Tail Risk Fund II approved an Agreement and Plan of Reorganization, which provides for the reorganization of Federated Managed Tail Risk Fund II into Federated Managed Volatility Fund II. The table below identifies the Acquired Portfolio, the Surviving Portfolio, and the date on which the reorganization occurred ("Reorganization Date").

Acquired Portfolio	Surviving Portfolio	Reorganization Date
Federated Insurance Series	Federated Insurance Series	August 17, 2018
Federated Managed Tail Risk Fund II – P	Federated Managed Volatility Fund II – P

Effective August 17, 2018, the Prospectuses are amended as follows:

Replace all references of the Acquired Portfolio with that of the Surviving Portfolio.

Replace the information under the heading "Annual Portfolio Operating Expenses" relating to the Acquired Portfolio with the following information relating to the Surviving Portfolio:

Portfolio	Management Fee	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Federated Insurance Series
Federated Managed Volatility Fund II – P	0.75%	NA	0.18%[1]	0.12%	1.05%	0.00%[2]	1.05%
_________________________________

1 The Fund may incur or charge administrative service fees on its P class up to a maximum amount of 0.25%. No such fees are currently incurred or charged by the P class of the Fund. The P class of the Fund will not incur or charge such fees until such time as approved by the Fund's Board of Trustees (the "Trustees").
2 The Co-Advisers and certain of their affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective May 1, 2018, total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's P class (after the voluntary waivers and/or reimbursements) will not exceed 0.93% (the "Fee Limit") up to but not including the later of (the "Termination Date"): (a) May 1, 2019; or (b) the date of the Fund's next effective Prospectus. While the Co-Advisers and their affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

Replace the information under the heading "The Funds" relating to the Acquired Portfolio with the following information relating to the Surviving Portfolio:

Federated Insurance Series
Federated Managed Volatility Fund II – P (Managers: Federated Global Investment Management Corp., Federated Investment Management Company, and Federated Equity Management Company of Pennsylvania). The investment objective of the Federated Managed Volatility Fund II is to achieve high current income and moderate capital appreciation.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE PROSPECTUS, AND BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.